     As filed with the Securities and Exchange Commission on May 21, 2003.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): MAY 15, 2003

                              --------------------

                               HARP & EAGLE, LTD.
             (Exact name of Registrant as specified in its charter)



                                    WISCONSIN
                         (State or other jurisdiction of
                         incorporation or organization)

               0-33353                                  39-1980178
          (Commission File                           (I.R.S. Employer
               Number)                            Identification Number)

                             1234 NORTH ASTOR STREET
                              MILWAUKEE, WISCONSIN
                    (Address of principal executive offices)

                                      53202
                                   (Zip Code)

                                 (414) 272-5273
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 15, 2003, the registrant engaged the firm of Smith & Gesteland, LLP. as its principal independent accountants and auditors. Smith & Gesteland, LLP. replaced Cherry, Bekaert & Holland, L.L.P. who were dismissed effective May 15, 2003. The foregoing dismissal and engagement were approved by the board of directors of the registrant.

         The reports of Cherry, Bekaert & Holland, L.L.P. on the registrant's consolidated financial statements for the most recent two fiscal years for which that firm audited such financial statements, the most recent of which is the fiscal year ended December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During registrant's two most recent fiscal years and the interim period subsequent to December 31, 2002, there have been no disagreements with Cherry, Bekaert & Holland, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Cherry, Bekaert & Holland, L.L.P. have furnished the registrant with a letter addressed to the Securities and Exchange Commission stating that they agree with all of the above statements insofar as they relate to such former accountants. A copy of such letter is included as Exhibit 16.1 to this report.

         Smith & Gesteland have also furnished the registrant with a letter addressed to the Securities and Exchange Commission stating that they agree with all of the above statements insofar as they relate to such successor accountants and confirming that, prior to their appointment, they did not consult with the registrant in connection with any of the matters described in Item 304(a)(2) of Regulation S-B. A copy of such letter is included as Exhibit 16.2 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

              None

         (b)  Pro Forma Financial Information

              None

         (c)  Exhibits

              Exhibit 16.1: Letter of Cherry, Bekaert & Holland, L.L.P. as to
                            change of certifying accountant
              Exhibit 16.2: Letter of Smith & Gesteland, LLP. as to change of certifying accountant



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              HARP & EAGLE, LTD.





     Dated:  May 21, 2003       By:        /s/ Cary James O'Dwanny
                                    --------------------------------------------
                                        Cary James O'Dwanny, President

                               HARP & EAGLE, LTD.


                                    FORM 8-K
                         CURRENT REPORT FOR MAY 15, 2003


                                INDEX TO EXHIBITS




   Exhibit
   Number                         Description
   ------                         -----------

    16.1 Letter of Cherry, Bekaert & Holland, L.L.P. as to change of certifying accountant

    16.2 Letter of Smith & Gesteland, LLP. as to change of certifying accountant


























                                 Exhibit Index